EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Teachers Insurance and Annuity Association of America, do hereby certify, to such officer's knowledge, that:

The quarterly report on Form 10-Q of the TIAA Real Estate Account (the "Account") for the quarter ended September 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Account.

DATE: November 12, 2003

                           /s/ Herbert M. Allison, Jr.
                           -----------------------------------------------------
                           Herbert M. Allison, Jr.
                           Chairman of the Board, President
                           and Chief Executive Officer
                           Teachers Insurance and Annuity Association of America

DATE: November 12, 2003

                           /s/ Elizabeth A. Monrad
                           -----------------------------------------------------
                           Elizabeth A. Monrad
                           Executive Vice President and Chief Financial Officer (Principal Financial Officer),
                           Teachers Insurance and Annuity Association of America

A signed original of this written statement required by Section 906 has been provided to the TIAA Real Estate Account and will be retained by the Account and furnished to the Securities and Exchange Commission or its staff upon request.

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